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                                                                    EXHIBIT 23.1



                        CONSENT OF INDEPENDENT AUDITORS



We consent to the incorporation by reference in this Annual Report on Form

10-K of Data Systems Network Corporation for the year ended December 31,

1997, of our report on the balance sheet dated May 21, 1998, except for Note 7,

as to which the date is June 15, 1998.










PLANTE & MORAN, LLP

Southfield, Michigan

June 17, 1998